UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14(a)-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.

[ ] Confidential, for use of the

    Commission only (as permitted by

    Rule 14a-6(e)(2)).

[] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12

CLX INVESTMENT COMPANY, INC.

_______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_______________________________________________________________________________

 (2) Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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CLX INVESTMENT COMPANY, INC.

A Colorado Corporation

43180 Business Park Dr., Suite 202

Temecula, CA 92590

(951) 587-9100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

  May   , 2007

Dear Shareholders:

The annual meeting of shareholders of CLX Investment Company, Inc., a Colorado corporation (the “Company”), will be held at the Company’s corporate offices at 43180 Business Park Dr., Suite 202, Temecula, CA 92590 at 10:00 a.m. local time, for the following purpose:

1)  To consider and vote upon a proposal to authorize the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act.

2) To elect to the Board of Directors two (2) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal; and

3) To ratify the appointment of HJ Associates & Consultants, LLP. as the Company’s independent public accountants for the fiscal year ending September 30, 2007; and

4) To ratify the appointment of Parson Law Firm as the Company’s general counsel; and

5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record shown on the books of CLX Investment Company, Inc. at the close of business on April  , 2007 will be entitled to vote at the meeting or any adjournment thereof.  Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting.  Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible.  Please mail your completed and signed proxy to 43180 Business Park Dr., Suite 202, Temecula, CA 92590 using the envelope provided by May   , 2007 so that we will receive it prior to the annual meeting of shareholders.  Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to CLX Investment Company, Inc.

This notice, the proxy statement and the enclosed proxy are sent to you by order of the board of directors.

/s/Robert McCoy Robert McCoy Interim Chief Executive Officer

Temecula, California
April   , 2007

CLX INVESTMENT COMPANY, INC.

A Colorado corporation

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY  , 2007

______________________________

This proxy statement is furnished to the stockholders of CLX Investment Company, Inc., a Colorado corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at the Company’s corporate offices at 43180 Business Park Dr., Suite 202, Temecula, CA  92590 on May   , 2007, at 10:00 a.m., local time.

The Meeting will be held to consider and vote on the following proposal:

1)  To consider and vote upon a proposal to authorize the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act.

2) To elect to the Board of Directors three (3) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal; and

3) To ratify the appointment of HJ Associates & Consultants, LLP. as the Company’s independent public accountants for the fiscal year ending September 30, 2007; and

4) To ratify the appointment of Parson Law Firm as the Company’s general counsel; and

5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

The list of all stockholders of record on April   , 2007, will be available at the Meeting and at the Company’s corporate offices at 43180 Business Park Dr., Suite 202, Temecula, CA 92590 on May   , 2007.

INCORPORATION BY REFERENCE

CLX Investment Company, Inc., a Colorado corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, filed reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the Commission at (202) 942-8090 for further information. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

Upon written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-K/A, for the year ended September 30, 2006, to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on April   , 2007.

Requests should be addressed to the Company, to the attention of CLX Investment Company, Inc., 43180 Business Park Dr., Suite 202, Temecula, California 92590.

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

Only stockholders of record at the close of business on April   , 2007 are entitled to vote at the Meeting. The Company's common stock is its only class of voting securities. As of April 4, 2007, the Company has 118,310,668 shares of common stock issued and outstanding.  Of this amount 21,994,039 shares are held in an escrow account for the benefit of Sequoia International, Inc. and are voted by the CLX Investment Company, Inc. Chairman of the Board of Directors.

REVOCABILITY OF PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon.

IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERTY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE.

No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of common stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The presence (in person or by proxy) at the annual meeting of the holders of a number of shares of our common stock representing more than 59,155,334 votes (in excess of one-half of the number of votes eligible to be voted at the annual meeting) will constitute a quorum for transacting business.  In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, as permitted by Colorado corporate law, except as to the proposal to withdraw the Company’s election to be treated as a business development company, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote as to the proposal to withdraw the Company’s election to be treated as a business development company will be counted as a vote against the proposal.

This Proxy Statement and the form of proxy will be mailed to stockholders on or about April   , 2007.

 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending September 30, 2007, must be received by the Company no later than June 30, 2007, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company hereby noticed, or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors.  There are no family relationships between any directors or executive officers of the Company.

The following table sets for the Company’s executive officers and the directors nominated for election:

Name and Address	Positions held	Age	Length of Time Served	Number of Portfolio Companies Overseen(3)
Robert McCoy 10829 Sterling Forest Avenue Las Vegas, NV 89135	Interim Chief Executive Officer, Interim Chief Compliance Officer, Secretary, Treasurer and Chairman of the Board of Directors	63	(1)	2

Patrick Edgerton 971 Fairway Park Incline Village, NV 89450	Director	61	(2)	2

(1)

Mr. McCoy was appointed Chairman of the Board of Directors on December 7, 2004 and appointed Interim Chief Executive Officer and Interim Chief Compliance Officer on May 15, 2006.  On March 12, 2007, Mr. McCoy was appointed Secretary and Treasurer.

(2)

Mr. Edgerton was appointed a member of the Board of Directors on February 1, 2007.

(3)

The Company presently has two portfolio investments, ActionView International, Inc. and Zonda, Inc.

The following sets forth certain biographical information concerning the above persons:

Robert McCoy, Interim Chief Executive Officer, Interim Chief Compliance Officer and Chairman of the Board of Directors –  Mr. McCoy is an experienced senior executive.  As president of Marquis Elevator, Inc. from 1975 to 1990, he built and later sold the largest independent elevator company in Nevada.  Subsequent to selling Marquis Elevator, Mr. McCoy was the General Manager of Canyon Investments, Inc. in Las Vegas, NV from 1990 to 1996.  Since 1996, Mr. McCoy served as Facilities Manager for the Church of Jesus Christ of Latter Day Saints, responsible for 487,000 square feet of facilities in the Las Vegas area.  In addition to his work for CLX, Mr. McCoy is on the Board of Directors of GRTEX Capital, Inc. and Franchise Capital Corporation, Inc. Mr. McCoy served on the Board of Directors of Sovereign Exploration Associates International Inc. during 2005. Mr. McCoy is a graduate of the University of Tennessee.

Patrick Edgerton, Director - From 1984 to 1997 Mr. Edgerton served as vice president of various positions for McKesson, vice president of credit (1984 to 1995); vice president of chain development (1995 to 1996); and vice president of national accounts (1996 to 1997); he negotiated and prepared supply contracts for major drug companies, bringing in over $500 million of new business in one year.  From 2000 to 2004, Mr. Edgerton served as chief executive officer of Sun Drug, Inc., a retail drug business, and had previously spent two decades in a variety of positions for McKesson Corporation, a Fortune 15 healthcare services and information technology company, culminating in the position of vice president of national accounts.  In this role, Mr. Edgerton managed customers purchasing in excess of $1 billion annually and called on major food and drug chains to secure new business.    Mr. Edgerton owns and has served as President and CEO of Edgerton Consulting since 1997.  Edgerton Consulting provides consulting for business solutions in finance, marketing acquisitions, corporate restructuring, and general business practices.  In October 2005, Mr. Edgerton was appointed as vice president of European/United States operations of Zonda, Incorporated, a portfolio investment of CLX Investment Company, Inc., and since February 2006, he has served as Zonda's Chairman of the Board of Directors.

COMMITTEES

James Bickel and Patrick Edgerton comprise the Audit Committee. During the year ended September 30, 2006 the Audit Committee consisted of James Bickel and Arthur Stone.  The Audit Committee recommends the engagement of the Company's independent accountants. In addition, the Audit Committee reviews comments made by the independent accountants with respect to internal controls and considers any corrective action to be taken by management; reviews internal accounting procedures and controls within the Company's financial and accounting staff; and reviews the need for any non-audit services to be provided by the independent accounts. The Audit Committee operates under a written charter.

The Company does not have any employment contracts with its officers or its employee director. The Company does not have a compensation committee or a nominating committee because of the Company's size, revenues and number of employees.

For the fiscal year ended September 30, 2006, the Company used HJ Associates & Consultants, LLP as independent auditors. The auditor’s reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, HJ Associates & Consultants, LLP's opinion in its report on the Company's financial statements for last two years ended September 30, 2006 and 2005 included an explanatory paragraph which expressed substantial doubt with respect to the Company's ability to continue as a going concern.

Further, there have not been any disagreements with HJ Associates & Consultants, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ Associates & Consultants, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their audit report.

This report is submitted by the Audit Committee of the Board, which reviews with the independent auditors and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Company's annual financial statements and the results of the reviews of the quarterly financial statements for each of the first three quarters in the fiscal year with the independent auditors, and periodically reviews the Company's accounting policies and internal accounting and financial controls for the fiscal year ended September 30, 2006.

The Audit Committee has reviewed the audited balance sheets of the Company as of September 30, 2005 and 2006, and the audited statements of operations, investments, stockholders’ equity and cash flows for each of the two years ended September 30, 2006, and have discussed the sheets and statements with both management and HJ Associates & Consultants, LLP. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with HJ Associates & Consultants that firms' independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the fiscal year ended September 30, 2006, filed with the Securities and Exchange Commission on March 2, 2007.

Respectfully submitted by the Audit Committee the 2nd day of March 2007:

James Bickel

Patrick Edgerton

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table contains compensation data for our named executive officers for the fiscal years ended September 30, 2006 and 2005.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
					Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options	All Other Compensation
Shane H. Traveller(1)	2005	$-0-	$-0-	$-0-	--	--	--
Chief Executive Officer

Steven Peacock(2)	2005	$-0-	$-0-	$-0-	--	--	--
Secretary

Tammy Dunn(3) President and Chief Executive Officer	2005	$60,000	$-0-	$-0-	--	--	--

Kenneth Wiedrich(4)	2005	$-0-	$-0-	$-0-	--	--	--
Secretary and Chief Financial Officer	2006	$-0-	$-0-	$-0-	--	--	--

Bob McCoy(5)	2006	$22,000	$-0-	$-0-	--	--	--
Interim Chief Executive Officer and Chief Compliance Officer

 (1) Mr. Traveller served as Chief Executive Officer from May 2004 to July 2005.

(2) Mr. Peacock served as Secretary from May 2004 to July 2005.

(3) Ms. Dunn served as President and Chief Executive Officer from July 2005 to May 2006.

(4) Mr. Wiedrich was named Secretary in March 2005 and Chief Financial Officer in July 2005. Mr. Wiedrich resigned on March 12, 2007.

(5) Mr. McCoy was named Interim Chief Executive Officer and Interim Chief Compliance Officer on May 15, 2006. On March 12, 2007, Mr. McCoy was named Secretary and Treasurer.

OPTION/SAR GRANTS

No stock options were granted to the Company's executive officers, nor were any options exercised during the year ended September 30, 2006.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

The Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

AUDIT COMMITTEE

The Board's Audit Committee presently consists of James Bickel and Patrick Edgerton.

COMPENSATION OF DIRECTORS

Each of the Company’s independent directors is compensated at the rate of $1,000.00 per month.  Board members receive no additional compensation for attending meeting or serving on committees.  Out of pocket expenses incurred while fulfilling Board of Directors duties, including attending Board meetings, are reimbursed.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's common stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports which needed to be filed have been filed in a timely manner for the year ended September 30, 2006.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Common Stock

As of the Record Date, there were 1,980,000,000 shares of Common Stock authorized with a stated value of $.01 per share, of which approximately 118,310,668 are issued and outstanding, with 1,861,689,332 shares authorized but not issued.  Of the 118,310,668 shares issued and outstanding 21,994,039 shares are held in an escrow account for the benefit of Sequoia International, Inc. These shares were issued as settlement on convertible debentures.  While held in escrow these shares are voted by the CLX Investment Company, Inc.’s Chairman of the Board of Directors.  Each holder of the Company’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.  All voting is non-cumulative, which means that the holder of fifty percent (50%) plus one share of the shares voting for the election of the directors can elect all the directors.  The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the Preferred Stock have been paid in accordance with the terms of such Preferred Stock and there exists no deficiency in any sinking fund for the Preferred Stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the Preferred Stock and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.  The Company has heretofore never paid any dividends and the Board has no plans for the payment of future dividends.  The Board presently plans for any future surplus income to be reinvested into growing the Company through additional investment.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 20 million shares of Preferred Stock.  The Company presently has no preferred stock issued and outstanding.

Table Of Beneficial Ownership

The following table sets forth, as of April 4, 2007 the beneficial ownership of the Company's common stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding common stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class (1)
Robert McCoy Interim CEO, Interim CCO, Secretary and Treaurer and Chairman of the Board of Directors 10829 Sterling Forest Avenue Las Vegas, NV 89135	500,000	Common	*
James Bickel Director 903 Redwood Drive Danville, CA 94506	250,000	Common	*
Patrick Edgerton Director 971 Fairway Park Incline Village, NV 89450	2,666,666	Common	*
All directors and executive officers (3 persons)	3,416,666	Common	3%
Sequoia International, Inc Leeward Hwy, Providenciales Turks & Caicos Islands	*(2)	Common	*
*Denotes less than 1%

 (1) The above percentages are based on 118,310,668 shares of common stock outstanding as of April 4, 2007.

(2) Shares issued to Sequoia are held in an escrow account.  The escrow agreement provides that any shares held in escrow are voted by the CLX Investment Company Chairman of the Board of Directors.  Since Sequoia has neither the right to vote the shares nor the right to dispose of them, Sequoia does not meet the definition of beneficial ownership of the escrow shares.  Were Sequoia to be considered the beneficial owner, Sequoia would control 21,994,039 shares, which is approximately 19% of the Company’s issued and outstanding common stock.

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. The number of shares and percentages of class beneficially owned by the entities above is determined under rules promulgated by the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individuals has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

MATTERS FOR CONSIDERATION BY STOCKHOLDERS

GENERAL

PROPOSAL 1. AUTHORIZATION TO WITHDRAW ELECTION AS A BUSINESS DEVELOPMENT COMPANY

Background

The Company is a closed-end investment company which elected on September 13, 2004 to be regulated as Business Development Company (“BDC”) as defined in Section 54 of the Investment Company Act of 1940 (“the 1940 Act”). As a BDC, the Company is subject to the 1940 Act, including certain provisions applicable only to BDC’s (the “BDC Provisions”), although it is excepted from certain provisions of the 1940 Act applicable to registered closed-end investment companies. BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies. Nevertheless, as a BDC, the Company remains subject to significant regulation of its activities, as described below under “Investment Company Act Provisions Applicable to BDC’s.”

Historically, the Company intended to seek out investment securities as its core business.  As a BDC, the Company is required to maintain at least 70% of its assets in eligible portfolio companies, as defined under the 1940 Act (“EPC”)  An EPC must meet certain criteria, among which is the requirement that they be domestic (U.S.) companies.

In consideration of the 1940 Act compliance restraints, and the planned future operations of the Company, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that given the changing nature of the Company’s business and investment focus in on one primary subsidiary rather than on a portfolio of companies, the structure of the Company as an investment company under the 1940 Act is no longer appropriate and will hinder the Company’s future growth. Given the size of the existing portfolio investments, and the non-diversified nature of the Company’s portfolio, the Board believes that the Company will not be required to be regulated under the 1940 Act once it withdraws its BDC election.

On April 2, 2007, the Board unanimously approved the proposal to authorize the Company’s unelection as a BDC as soon as practicable, so that it may begin conducting business as an operating company rather than a BDC subject to the 1940 Act. If the stockholders approve this proposal to permit the Company to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal. The Company does not anticipate filing the application of withdrawal until it can be reasonably certain that the Company will not be deemed to be an investment company without the protection of its BDC election. After the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDC’s generally, including regulations related to insurance, custody, composition of its Board, affiliated transactions and any compensation arrangements.  However, the Company will continue to be subject to any enforcement action by the Commission for any violation of the 1940 Act.  If the stockholders approve this Proposal, and the Board does not withdraw the Company’s election to be treated as a BDC within six (6) months from the date of such approval, then the Company will present the matter to the stockholders again for approval prior to filing a withdrawal application.  In addition, if at any time a material change affects the Company, including a change in the Company’s capitalization, prior to the withdrawal being completed, a new proxy will be sent to the Company’s shareholders with a description of the changes, and a new shareholder vote will be requested.

The Company has undertaken several steps to meet the requirements for withdrawal of its election to be treated as a BDC, including: (i) preparing a plan of operations in contemplation of such a change to the status for the Company and (ii) consulting with outside counsel as to the requirements for withdrawing its election as a BDC and exemption or exclusion from being deemed an “investment company” under the 1940 Act. As of the date hereof, the Company believes that the Company meets the requirements for filing an application to withdraw its election to be treated as a BDC.

The Company expects to remain a fully reporting company, retain a majority of independent directors and appoint an audit committee.

If the shareholders do not approve the withdrawal measure, the Board must then evaluate other options in order to resume operations and carry out the Company’s business strategy.  The Board has not presently contemplated what its course of action might be in the event the withdrawal measure is not approved.

Subsequent to withdrawing its BDC election, the Board of Directors intends to manage the Company in such a manner that the Company would not be subject to the Investment Company Act of 1940.

Investment Company Act Provisions Applicable to BDC’s

Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file (or, under certain circumstances, intend to file) a proper notice of election with the SEC.

The Investment Company Act of 1940 also imposes, among others, the following regulations on BDC’s:

-

The issuance of senior equities and debt securities by a BDC is subject to certain limitations as outlined in Section 18 of the 1940 Act.  Among these limitations is the requirement that BDCs maintain a net asset to senior securities ratio of 200%.  In addition, all equity securities must have identical voting rights.

-

Section 61 of the 1940 Act subjects the issuance of warrants and options by a BDC to certain limitations, most notably the requirement that all options and warrants be approved by shareholders and the requirement that the exercise price of such instruments be at or above market price per share on the date of grant.  The Company previously issued convertible debentures which the Commission believes to have violated both of these requirements.  The Company no longer has any convertible debentures outstanding;

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A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the Commission;

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A BDC may not change the nature of its business or fundamental investment policies without the prior approval of its stockholders;

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A BDC must carry its investments at value if a public trading market exists for its portfolio securities, or fair value if one does not rather than at cost in its financial reports;

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The composition of a BDC’s Board is restricted (e.g., participation by investment bankers and certain other participants is limited); in addition, a majority of the Board of Directors must be independent members, and certain activities by the Company must be approved by the independent members of the Board.  One of the Company’s directors also serves as Chairman of the Board of the Company’s largest portfolio holding, a position which could impact his independence;

-

There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

-

There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than “qualifying assets” unless, at the time the acquisition is made, such “qualifying assets” represent at least 70% of the value of the BDC’s total assets. “Qualifying Assets” generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an EPC. An eligible portfolio company is defined as any issuer that (a)is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not “qualifying assets”, but such investments may not exceed 30% of the BDC’s total asset value at the time of such investment;

-

A BDC must employ a Chief Compliance Officer whose job is to oversee the Company’s compliance with the 1940 Act and ensure that Company officers and directors are up to date on all personal filing requirements.  Given the financial limitations of the Company, the Company has not hired a separate Chief Compliance Officer, but rather has appointed Rober McCoy, interim Chief Executive Officer, to also serve as Chief Compliance Officer.

-

A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

-

A BDC is restricted in its ability to repurchase its shares directly from stockholders.

If the stockholders approve this proposal and the Board withdraws the Company’s election to be treated as a BDC, the Company would no longer be subject to regulation under the 1940 Act, which is designed to protect the interests of investors in investment companies. However, the Board would still be subject to customary principles of fiduciary duty with respect to the Company and its stockholders.

As an operating company, the Company (i) would not be limited in the amount of excessive leverage that it could incur, (ii) would be permitted to issue restricted stock absent an order from the Commission, and (iii) would not be limited in the amounts or types of compensation that it could pay to executives.  Each of these could result in increased dilution to our common stock shareholders.

In addition, withdrawal of the Company’s election to be treated as a BDC will not affect the Company’s registration under Section 12(g) of the Exchange Act. Under the Exchange Act, the Company is required to file periodic reports on Form 10-K or 10-KSB, Form 10-Q or10-QSB, Form 8-K, proxy statements and other reports required under the Exchange Act.  Regardless of whether the Company elects to remain as a BDC or withdraw its election to be so treated, the Company will continue to be required to file its periodic reports under the Exchange Act.  Withdrawal of the Company’s election to be treated as a BDC is not expected to have any affect on the Company’s trading status on the OTC Bulletin Board.

While the Company would not longer be required to maintain a Board of Directors a majority of whom are independent subsequent to withdrawing its BDC election.    It is not anticipated that the Board would remain majority independent subsequent to withdrawing the BDC election.

Reasons for the Potential Withdrawal of the Company as a BDC

Given the investment focus, asset mix, business and operations of the Company as planned, the Board believes that it is prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the 1940 Act discussed above. For example:

-

Issuance of Securities other than Common Stock.  BDC’s are limited or restricted as to the type of securities other than common stock that they may issue.  In addition, issuances of senior debt and senior equity securities require that certain “asset coverage” tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company’s investment securities. Operating companies, including holding companies operating through subsidiaries, may benefit from having maximum flexibility to raise capital through various financing structures and means. The Company previously issued shares of preferred stock and convertible debentures that were deemed by the Commission to be “senior securities” as defined under the 1940 Act.   While these instruments no longer exist on the Company’s books, the Company’s withdrawal as a BDC would permit the use of preferred stock and convertible debentures to be part of the Company’s capitalization.  The use of such instruments could result in increased dilution to shareholders of our common stock.

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Related Party Transactions. The 1940 Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC’s, requires SEC approval. Such approval is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Board believes situations may arise in which a Company’s best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company’s Directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (provided full disclosure of all material facts regarding the transaction and the interested party’s relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its Commission filings.

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Business Focus. The nature of the Company’s business is changing from a one that intended to be in the business of investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company whose focus is on acquiring controlling interests in companies. The Board believes that BDC regulation would be inappropriate for such activities.

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Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of common stock at a per share price less than the then net asset value per share of outstanding common stock without prior stockholder approval. Conceivably, the market prices for “BDC” stock could be lower than net asset value, making it much more difficult for the BDC to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company’s Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.  The Company has not sold stock below net asset value; however, given the historical volatility of the Company’s stock and the need to fund the ongoing investment into subsidiaries, the need to sell stock at prevailing market prices could result in future sales of stock below net asset value.

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Compensation of Executives. The 1940 Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of stock as compensation is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

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Eligible Investments. As a BDC, the Company may not acquire any asset other than “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the “70% test”).  Qualifying, or “eligible” investments are typically going to be small cap (non-marginable) or privately held companies.  Foreign (non U.S.) companies are excluded as qualifying investments by definition.  Because of the limitations on the type of investments the Company may make, as well as the Company’s total asset composition, the Company may be foreclosed from participating in prudent business opportunities.  The Company presently controls approximately 30% of one privately held company, Zonda, Inc., and has a non-affilate stock position in a publicly-held company, Actionview, Inc. which, together, comprise virtually all of the Company’s assets.  Accordingly, the Company does not presently meet the definition of an investment company under the 1940 Act.

Moreover, the Company must incur significant general and administrative costs in order to comply with the regulations imposed by the 1940 Act. Management devotes considerable time to issues relating to compliance with the 1940 Act and the Company incurs legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. The Board believes that resources now being expended on the 1940 Act compliance matters could be utilized more productively if devoted to the operation of the Company’s business. The Board has determined that the costs of compliance with the 1940 Act are substantial, especially when compared to the Company’s relative size and net income, and that it would therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the 1940 Act altogether.

In addition, the Board believes the 1940 Act contains the following requirements which would not be required if the election were withdrawn:

(a)

As a BDC, the Company is precluded from consolidating the operations and balance sheets of these entities with the parent company financial statements.  Rather, a BDC is allow to use the “fair value” method of accounting under which its portfolio assets are carried on the books at their fair market value.  If the Company were no longer under the reporting guidelines of the 1940 Act, the Company would be required to utilize the equity method of accounting, which requires the consolidation of subsidiary and parent company financials, for controlled companies.  Any investments that are not controlled by the Company would be valued at their cost basis, subject to any impairment;

(b)

The Company is currently prohibited from raising capital through the issuance and sale of stock if it is sold below NAV.  If the Company withdraws its election, it can raise money through the sale of its stock based on fair market value, even if that value is less than NAV;

(c)

The Company can utilize debt with greater flexibility.  Section 18 of the 1940 Act states:

“It shall be unlawful for any registered closed-end company to issue any class of senior security, or to sell any such security of which it is the issuer, unless, if such class of senior security represents an indebtedness, immediately after such issuance or sale, it will have an asset coverage of at least 200 per centum; and provision is made either that, if on the last business day of each of twelve consecutive calendar months such class of senior securities shall have an asset coverage of less than 100 per centum, the holders of such securities voting as a class shall be entitled to elect at least a majority of the members of the board of directors of such registered company, such voting right to continue until such class of senior security shall have an asset coverage of 110 per centum or more on the last business day of each of three consecutive calendar months, or that, if on the last business day of each of twenty-four consecutive calendar months such class of senior securities shall have an asset coverage of less than 100 per centum, an event of default shall be deemed to have occurred.  If such class of senior security is a stock, immediately after such issuance or sale it will have an asset coverage of at least 200 per centum. It shall be unlawful for any registered closed-end investment company to issue or sell any senior security representing indebtedness if immediately thereafter such company will have outstanding more than one class of senior security representing indebtedness, or to issue or sell any senior security which is a stock if immediately thereafter such company will have outstanding more than one class of senior security which is a stock, except that (1) any such class of indebtedness or stock may be issued in one or more series, provided that no such series shall have a preference or priority over any other series upon the distribution of the assets of such registered closed-end company or in respect of the payment of interest or dividends, and (2) promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, shall not be deemed to be a separate class of senior securities representing indebtedness within the meaning of this subsection (c)."

Section 18 precludes the Company from issuing debt instruments and/or preferred stock where there would be insufficient asset coverage.  Freed from this restriction, the Company would be able to consider additional financing options that include debt and other senior instruments.

(d)

The Company could use preferred stock or derivative instruments to make acquisitions or raise capital.  The 1940 Act places strict rules on the issuance and structure of senior securities.  In addition to the 2:1 net asset coverage discussed above, derivative or conversion features require shareholder approval prior to issuance and impose the guidelines of Section 61 of the 1940 Act on any such issuance.  These restrictions affect the ability of the Company to issue options, warrants and convertible instruments.  While the Company has no immediate plans to issue such instruments, many financing options available to the Company could utilize one or more such instruments.

(e)

The Company could use a stock compensation plan to compensate directors and others for services rendered; and

(f)

The Company could more easily engage in affiliated transactions that could benefit the Company.

The Board believes that the above reasons, among others, suggest that the restrictions of the 1940 Act may have the effect of dampening market interest in the Company and hindering its financial growth in the future. The Board has determined that the most efficacious way to reduce these costs, improve profitability, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the 1940 Act would be to withdraw the Company’s election to be treated as a BDC.  However, there are no assurances that withdrawal of its election to be treated as a BDC will have a beneficial effect on the Company.

Effect of Election to Withdrawal as a BDC on the Company’s Financial Statements

In the event that the Board withdraws the Company’s election to be treated as a BDC and becomes an operating company, the fundamental nature of the Company’s business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of operating businesses, with the goal of generating income from the operations of those businesses.

 The election to withdraw the Company as a BDC under the 1940 Act will result in a significant change in the Company’s method of accounting. The differences in accounting methods are as follows:

(a)

If the withdrawal of the BDC election occurs, the Company will need to report its investments in its subsidiaries and other investments on either the historical cost method or the equity method.  Since all of the Company’s current investments are 100% owned, the equity method of accounting would apply.  The application of this method would result in the consolidation of balance sheets and statements of operations for reporting purposes.

(b)

BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC’s to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment. Change in the Company’s method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of it holdings as they occur. Also, as an operating company, the Company would have to consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDCs.  The Company would no longer be required to file a Schedule of Investments and would no longer be reporting unrealized gains and losses on investments.  Instead, the Company would consolidate the Income Statements of its controlled subsidiaries and show their associated revenues as revenues to the Company.  Likewise, the expenses of consolidated entities would appear as expenses of the Company in the consolidated financial statements.  Any investments that are not eligible for consolidations would be carried on the books at cost, with any gain or loss in value being recognized at the time of disposition.

(c)

Pursuant to APB 20 par. 34 in reporting the changes in a reporting entity, if the Board concludes that accounting changes which result in financial statements that were in effect provide unclear past financial performance, previous financial statements may be reported by restating the financial statements of all prior periods presented in order to show financial information for the new reporting entity for all periods; however, there is no requirement that the Company restate any prior period financial information.

(d)

Once the BDC election is withdrawn, the Company will be eligible to report its financial results under Regulation S-B, applicable to small business issuers.  While the nature of financial information will not materially change, the Company will be reporting balance sheet data for only the current period.  All other financial statements will be presented for the current period and the same period of the immediately preceding year.  As a BDC, the Company has been required to report under Regulation S-X, which mandates, among other things, an additional year of disclosure on all financial statements.

The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. (Electing for treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.) Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a “regular” corporation under Subchapter C of the Code. There will be no change in its federal income tax status as a result of it becoming an operating company.

Adverse Effect on Shareholders if Election is Withdrawn.

If the election to be treated as a BDC is withdrawn, shareholders may be adversely affected.  The shareholders rights that will be lost include a requirement that a majority of the Board of Directors be independent of management.  In addition, the Company will no longer have restrictions on investments and stock issuance, and officers and Directors can receive stock of the Company.

Past Violations not Cured by Withdrawing Election.

Approval of the withdrawing of the election to be treated as a BDC does not cure any past violations that may have occurred.  If there were any violations of the securities laws, remedies for shareholders can include a rescission of a shareholder’s investment, fines and penalties, and removal of officers and directors from office.  Some remedies, such as rescission, may not be effective if offered, since many shareholders who originally purchased stock from the Company may have resold their interest and no longer be shareholders of the Company,

Purpose of the Proposal; Need for Stockholder Approval

Section 58 of the1940 Act provides that a BDC may not withdraw its election as a BDC unless it is authorized to do so by a majority (defined as greater than 50%, or 50% plus one vote) of its issued and outstanding voting securities.  While Colorado law allows the passing of a shareholder action by a majority of the common stock present at either in person or represented by proxy at a shareholder meeting, Section 58 requires that a majority of all issued and outstanding stock approve the measure to withdraw the BDC election.  As a result, it is not sufficient that a majority of those shares that attend the meeting in person or by proxy approve the proposal, unless such majority also represents a majority of all issued and outstanding shares.  For purposes of this proposal only, broker non-votes will be considered a vote against the proposal.

Vote Required; Board Recommendation

RECOMMENDATION OF THE BOARD OF DIRECTORS: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S PROPOSAL TO WITHDRAW AS A BDC.

PROPOSAL 2. ELECTION OF DIRECTORS.

Two (2) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships between any directors or executive officers of the Company.  In the absence of instructions to the contrary, shares of common stock represented by properly executed proxies will be voted for the two (2) nominees listed herein below, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors met or adopted actions by unanimous written consent approximately six (6) times during the fiscal year ended September 30, 2006.

The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director.

The affirmative vote of a majority of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AS DIRECTOR

The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Biographies of all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

Robert McCoy

Patrick Edgerton

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT.

The Board of Directors of the Company has appointed the accounting firm of HJ Associates & Consultants, LLP as independent certified public accountants for the Company for the fiscal year ending September 30, 2007, subject to stockholder approval. The Company has been advised that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

(a) Audit Fees: For the fiscal year ended September 30, 2006, HJ Associates & Consultants, LLP billed the Company $20,600 for the audit of the Company's annual financial statements for the year then ended and for pre-filing reviews for all Form(s) 10-Q for that fiscal year.

(b) Audit-Related Fees: NONE

(c) Tax Fees: NONE

(d) All Other Fees: NONE

(e) A representative of HJ Associates & Consultants, LLP is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of independent public accountants for the Company, the Board of Directors will review its selection.

Approval of the appointment of HJ Associates & Consultants, LLP, independent certified public accountants for the Company for the fiscal year ending September 30, 2007, requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF GENERAL COUNSEL.

The Board of Directors of the Company has appointed Parsons’ Law Firm to serve as general counsel for the Company.  Parson’s Law Firm is headed by James Parsons, who has served as general counsel to the Company since 2005.  The firm’s practice areas are: Securities, Business Law, Estate Planning/Trusts/ Wills and Probate. Parsons Law firm services small businesses to major corporations nationwide in addition to personal matters. The firm provides a full range of legal services with emphasis on securities and corporate transactions, public and private securities offerings, regulatory compliance and preparation of reports required by the Securities and Exchange Commission.  Mr. Parsons received graduated from the Northwestern School of Law of Lewis and Clark College in 1980 and was admitted to the Oregon State Bar Association in 1980.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S GENERAL COUNSEL FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors of

CLX INVESTMENT COMPANY, INC.

By: /s/ Robert McCoy Robert McCoy Interim Chief Executive Officer Temecula, California Dated: April , 2007

REVOCABLE PROXY

CLX INVESTMENT COMPANY, INC.

Proxy for the Annual Meeting of Stockholders

To be held May   , 2007

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert McCoy, proxy, with full power of substitution, to vote all shares of stock of CLX Investment Company, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May   , 2007, at 10:00 a.m., local time, at the Company's offices located at 43180 Business Park Drive, Suite 202, Temecula, CA 92590, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 4.

1. Proposal to withdraw the Company’s election as a Business Development Company as defined by the Investment Company Act of 1940:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2. Proposal to elect two (2) members to the Board of Directors for the specified term or until his successor is elected and qualified:

	FOR	AGAINST	ABSTAIN
Robert McCoy	[ ]	[ ]	[ ]
	FOR	AGAINST	ABSTAIN
Patrick Edgerton	[ ]	[ ]	[ ]

3. Proposal to ratify the appointment of independent public accountants for the Company for the fiscal year ending September 30, 2007.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4. Proposal to ratify the appointment of Parsons Law Firm as legal counsel.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

Signature ____________________________________________

Name _______________________________________________

Number of voting shares _______________________________

Date __________________________

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

__________________________________________________

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